Working Capital	12 Months Ended
Dec. 31, 2011
Working Capital [Abstract]
Working Capital

3. Working capital

As of December 31, 2009, the Company had obtained waivers for the loan covenant breaches under its facilities except for its $230,000 loan facilities. On that balance sheet date, as a result of the cross default provisions in the Company's loan agreements, actual breaches existing under its credit facilities, as well as theoretical technical defaults on waivers expiring in 2010, the Company classified all of the Company's affected debt as current liabilities.

As the Company believed it would receive the necessary additional financing, the consolidated financial statements for the year ended December 31, 2009, were prepared assuming that the Company would continue as a going concern. Accordingly, the financial statements did not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern, except for the current classification of debt.

As of December 31, 2010, the Company was in compliance, had waivers or had the ability to remedy breaches, if any, of financial covenants related to its credit facilities.

At December 31, 2011, the Company's current liabilities exceeded its current assets by $171,182. In addition and as further discussed in Note 16 the Company's expected short term capital commitments to fund the construction installments under the shipbuilding contracts in 2012 amount to $463,476. Cash expected to be generated from operations assuming that current market charter hire rates would prevail in 2012 may not be sufficient to cover the Company's ongoing working capital requirements and capital commitments. The Company expects to finance its capital commitments with cash on hand, operational cash flow and debt or equity issuances.